UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On April 18, 2007, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated April 18, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: April 18, 2007	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT 99.1

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                                                                                                                                For more information, contact:
                                                                                                                                John Hall: (253) 926-4007
                                                                                                                                jhall@rainierpac.com
**For Immediate Release**                                                                                               or
                                                                                                                                Vic Toy: (253) 926-4038
                                                                                                                                 vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports First Quarter Earnings

Tacoma, Washington - April 18, 2007 - Rainier Pacific Financial Group, Inc. (the "Company") (NASDAQ GM: RPFG) announced today its first quarter results for the period ending March 31, 2007. Net income for the quarter ended March 31, 2007 was up 38.6% to $890,000, or $0.15 per diluted share, compared to net income of $642,000, or $0.11 per diluted share, for the same period in 2006.

The Company's revenue (i.e., net interest income before provisions for loan losses plus non-interest income) for the quarter ended March 31, 2007 was $8.6 million, compared to $8.4 million for the same period a year ago. Net interest income before the provision for loan losses for the quarter was relatively unchanged at $6.4 million, compared to the same period a year ago, as increases in earning assets essentially offset a lower net interest margin. For the quarter ended March 31, 2007, the Company's net interest margin was 2.96%, compared to 2.92% for the quarter ended December 31, 2006, and 3.03% for the quarter ended March 31, 2006. The yield on the Company's interest-earning assets was 6.69% for the quarter ended March 31, 2007, compared to 6.63% and 6.07% for the quarters ended December 31, 2006 and March 31, 2006, respectively. For the quarter ended March

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31, 2007, the Company's cost of interest-bearing liabilities was 4.13%, compared to 4.10% and 3.36% for the quarters ended December 31, 2006 and March 31, 2006, respectively.

Non-interest income was up 10.0% to $2.2 million for the quarter ended March 31, 2007, compared to $2.0 million for the same quarter in 2006. A net gain of $136,000 on the sale of loans during the first quarter of 2007, compared to $6,000 for the same period in 2006, accounted for most of the increase in non-interest income.

Non-interest expense was $7.1 million for the quarter ended March 31, 2007, or 2.7% lower than the $7.3 million for the same quarter in 2006. This decrease was primarily the result of reduced depreciation costs related to technology assets becoming fully depreciated at year-end 2006, and contributed to office operations expense decreasing by $312,000 in the first quarter of 2007, compared to the same period in 2006.

At March 31, 2007, the Company's total assets were $906.6 million, reflecting an increase of $3.9 million from $902.7 million at December 31, 2006. Total shareholders' equity at March 31, 2007 was $88.8 million, compared to $87.8 million at December 31, 2006.

In the first quarter ended March 31, 2007, the Company purchased and retired 16,700 shares of its outstanding shares of common stock at an average price of $20.52 per share. At March 31, 2007, the Company had the authority to purchase an additional 223,920 shares of common stock under its currently approved stock repurchase program.

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The Company's book value and tangible book value per share as of March 31, 2007 were $14.49 and $13.96 per share, respectively, based upon 6,128,485 outstanding shares of common stock. The number of outstanding shares includes 140,592 restricted shares granted to participants under the Company's 2004 Management Recognition Plan that have not yet vested or were not ratably earned, and excludes 441,185 of unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

Total loans were $638.5 million at March 31, 2007, compared to $639.4 million at December 31, 2006 and $595.7 million at March 31, 2006, respectively. For the quarter ended March 31, 2007, the yield on loans was 7.24%, compared to 7.19% and 6.79% for the quarters ended December 31, 2006 and March 31, 2006, respectively. At March 31, 2007, the loan portfolio consisted of 31.9% commercial real estate loans, 25.3% multi-family real estate loans, 12.6% single-family real estate loans, 12.3% real estate construction loans, 9.2% consumer loans, 6.7% home equity loans, and 2.0% commercial business loans.

The Company sold $6.8 million of single-family fixed-rate real estate loans during the quarter, compared to $4.4 million during the same period in 2006. The portfolio of loans serviced for others increased to $112.7 million at March 31, 2007, compared to $107.0 million at March 31, 2006.

Total loan originations during the quarter ended March 31, 2007 were $40.4 million, compared to $46.0 million for the same period in 2006 and $52.4 million for the quarter ended December 31, 2006.

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The loan portfolio credit quality remained good during the first quarter. Net charge-offs were $157,000 for the quarter ended March 31, 2007, compared to $282,000 for the quarter ended December 31, 2006, and $260,000 for the quarter ended March 31, 2006. Loans more than 30 days delinquent as a percentage of total loans were 0.26% at March 31, 2007, compared to 0.28% at December 31, 2006 and 0.21% at March 31, 2006. Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $224,000, or 0.04% of total loans, at March 31, 2007, compared to $241,000, or 0.04% of total loans, at December 31, 2006, and $121,000, or 0.02% of total loans, at March 31, 2006. Non-performing assets were $245,000, or 0.03% of total assets, at March 31, 2007, compared to $274,000, or 0.03% of total assets, at December 31, 2006, and $150,000, or 0.02% of total assets, at March 31, 2006. The Company's provision for loan losses was $150,000 for the quarter ended March 31, 2007, unchanged from the provision made for the quarters ended December 31, 2006 and March 31, 2006. The allowance for loan losses totaled $8.3 million at March 31, 2007, representing an allowance to total loans ratio of 1.30%, unchanged from the $8.3 million at December 31, 2006, and $200,000 less than the $8.5 million, or 1.42% of total loans, at March 31, 2006.

The investment securities portfolio at March 31, 2007 of $194.5 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings), was less than the $197.8 million at December 31, 2006, and the $230.3 million at March 31, 2006. These declines reflect the Company's continued focus on growing its core business with less emphasis on the investment portfolio to generate increased earning assets.

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Total deposits were $466.7 million at March 31, 2007, compared to $457.4 million at December 31, 2006. Core deposits (comprised of checking, savings, money market, and individual retirement accounts) totaled $242.4 million, or 51.9% of total deposits, as of March 31, 2007, compared to $220.4 million at December 31, 2006. Brokered deposit balances were $49.9 million at March 31, 2007, compared to $50.9 million at December 31, 2006. For the quarter ended March 31, 2007, the average cost of deposits was 3.89%, compared to 3.80% for the quarter ended December 31, 2006, and 2.94% for the quarter ended March 31, 2006. The increased cost of deposits was the result of higher short-term interest rates and enhanced competition for deposits in our local market.

"We are pleased with our progress to improve earnings, the continued strong credit quality exhibited by our loan portfolio, and the growth of our core deposit base during the first quarter. Our focus during the balance of the year will be to continue to improve our operating efficiency and profitability, while growing new customer relationships," said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not

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limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
 (Dollars in Thousands)

	At March 31,	At December 31,
	2007	2006
ASSETS
Cash and cash equivalents	$ 12,452	$ 11,847
Interest-bearing deposits with banks	8,206	57
Securities available-for-sale	143,541	145,110
Securities held-to-maturity (fair value of $50,108 at March 31, 2007; and $51,589 at December 31, 2006)	50,950	52,652
Federal Home Loan Bank ("FHLB") stock, at cost	13,712	13,712

Loans	638,500	639,378
Less: allowance for loan losses	(8,276)	(8,283)
Loans, net	630,224	631,095

Premises and equipment, net	33,913	34,383
Accrued interest receivable	4,154	4,177
Other assets	9,408	9,664

TOTAL ASSETS	$ 906,560	$ 902,697

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$ 36,418	$ 33,722
Interest-bearing	430,317	423,703
Total deposits	466,735	457,425

Borrowed funds	339,285	345,395
Corporate drafts payable	6,053	3,537
Accrued compensation and benefits	826	2,397
Other liabilities	4,868	6,113

TOTAL LIABILITIES	817,767	814,867

SHAREHOLDERS' EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,569,670 shares issued and 5,987,892 shares outstanding at March 31, 2007; and 6,587,670 shares issued and 5,971,913 shares outstanding at December 31, 2006	50,164	50,038
Unearned Employee Stock Ownership Plan ("ESOP") shares	(4,412)	(4,582)
Accumulated other comprehensive loss, net of tax	(601)	(806)
Retained earnings	43,642	43,180

TOTAL SHAREHOLDERS' EQUITY	88,793	87,830
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 906,560	$ 902,697

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
 (Dollars in Thousands, except per share data)

	Three Months Ended
	March 31,
	2007	2006
INTEREST INCOME
Loans	$ 11,599	$ 9,993
Securities available-for-sale	2,052	1,925
Securities held-to-maturity	565	742
Interest-bearing deposits	10	64
FHLB dividends	14	-
Total interest income	14,240	12,724
INTEREST EXPENSE
Deposits	4,111	2,999
Borrowed funds	3,743	3,325
Total interest expense	7,854	6,324
Net interest income	6,386	6,400
PROVISION FOR LOAN LOSSES	150	150
Net interest income after provision for loan loss	6,236	6,250
NON-INTEREST INCOME
Deposit service fees	826	804
Loan service fees	292	260
Insurance service fees	543	516
Investment service fees	113	121
Real estate lease income	294	283
Gain on sale of securities, net	-	-
Gain on sale of loans, net	136	6
Gain on sale of premises and equipment, net	10	-
Other operating income	28	30
Total non-interest income	2,242	2,020
NON-INTEREST EXPENSE
Compensation and benefits	3,993	4,030
Office operations	986	1,298
Occupancy	635	640
Loan servicing	110	117
Outside and professional services	432	419
Marketing	243	229
Other operating expenses	710	548
Total non-interest expense	7,109	7,281

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,369	989

PROVISION FOR FEDERAL INCOME TAX	479	347

NET INCOME	$ 890	$ 642

EARNINGS PER COMMON SHARE
Basic	$ 0.15	$ 0.11
Diluted	$ 0.15	$ 0.11
Weighted average shares outstanding - Basic	5,976,430(1)	5,931,068(2)
Weighted average shares outstanding - Diluted	6,094,582	5,931,068

(1)   Weighted average shares outstanding - Basic includes 180,708 vested and ratably earned shares of the 321,300 restricted shares granted and issued under the 2004 Management Recognition Plan ("MRP"), net of forfeited shares.

(2)   Weighted average shares outstanding - Basic includes 117,648 vested and ratably earned shares of the 325,500 restricted shares granted and issued under the MRP, net of forfeited shares.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
 (Dollars in Thousands, except per share data)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
INTEREST INCOME
Loans	$ 11,599	$ 11,427	$ 11,206	$ 10,414
Securities available-for-sale	2,052	2,095	2,187	2,005
Securities held-to-maturity	565	581	617	723
Interest-bearing deposits	10	11	168	52
FHLB dividends	14	14	-	-
Total interest income	14,240	14,128	14,178	13,194
INTEREST EXPENSE
Deposits	4,111	4,065	3,879	3,277
Borrowed funds	3,743	3,888	3,986	3,821
Total interest expense	7,854	7,953	7,865	7,098
Net interest income	6,386	6,175	6,313	6,096
PROVISION FOR LOAN LOSSES	150	150	150	150
Net interest income after provision for loan loss	6,236	6,025	6,163	5,946
NON-INTEREST INCOME
Deposit service fees	826	887	932	897
Loan service fees	292	330	308	290
Insurance service fees	543	499	545	518
Investment service fees	113	94	179	163
Real estate lease income	294	298	277	281
Gain on sale of securities, net	-	-	3	-
Gain on sale of loans, net	136	203	23	46
Gain on sale of premises and equipment, net	10	-	7	-
Other operating income	28	24	29	27
Total non-interest income	2,242	2,335	2,303	2,222
NON-INTEREST EXPENSE
Compensation and benefits	3,993	3,785	3,935	4,034
Office operations	986	1,164	1,385	1,308
Occupancy	635	687	666	635
Loan servicing	110	143	125	144
Outside and professional services	432	354	291	237
Marketing	243	219	276	222
Other operating expenses	710	663	633	523
Total non-interest expense	7,109	7,015	7,311	7,103

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,369	1,345	1,155	1,065

PROVISION FOR FEDERAL INCOME TAX	479	471	404	372

NET INCOME	$ 890	$ 874	$ 751	$ 693

EARNINGS PER COMMON SHARE
Basic	$ 0.15	$ 0.15	$ 0.13	$ 0.12
Diluted	$ 0.15	$ 0.15	$ 0.13	$ 0.12
Weighted average shares outstanding - Basic	5,976,430(1)	5,958,304(2)	5,951,363(3)	5,924,609(4)
Weighted average shares outstanding - Diluted	6,094,582	6,022,936	5,993,987	5,935,785

(1)   Weighted average shares outstanding - Basic includes 180,708 vested and ratably earned shares of the 321,300 restricted shares granted and issued under the MRP, net of forfeited shares.

(2)   Weighted average shares outstanding - Basic includes 165,203 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the MRP, net of forfeited shares.

(3)    Weighted average shares outstanding - Basic includes 149,313 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the MRP, net of forfeited shares.

(4)    Weighted average shares outstanding - Basic includes 133,430 vested and ratably earned shares of the 324,000 restricted shares granted and issued under the  MRP, net of forfeited shares.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
 (Dollars in Thousands)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006
Loan portfolio composition:
Real estate:
One- to four-family residential	$ 80,324	$ 81,542	$ 85,387	$ 85,878	$ 84,951
Five or more family residential	161,273	163,060	162,741	165,344	162,957
Commercial	203,732	195,854	190,563	180,390	176,647
Total real estate	445,329	440,456	438,691	431,612	424,555
Real estate construction:
One- to four-family residential	75,060	75,508	67,115	57,624	52,791
Five or more family residential	3,640	4,180	4,875	4,927	4,863
Commercial	-	-	-	-	2,778
Total real estate construction	78,700	79,688	71,990	62,551	60,432
Consumer:
Automobile	29,298	31,888	33,656	34,374	37,080
Home equity	42,738	42,718	41,571	36,978	34,433
Credit cards	21,936	23,327	21,965	21,566	20,621
Other	7,494	8,179	8,593	8,587	8,768
Total consumer	101,466	106,112	105,785	101,505	100,902
Commercial/Business	13,005	13,122	12,241	12,746	9,806
Subtotal	638,500	639,378	628,707	608,414	595,695
Less: Allowance for loan losses	(8,276)	(8,283)	(8,414)	(8,410)	(8,487)
Total loans, net	$ 630,224	$ 631,095	$ 620,293	$ 600,004	$ 587,208
Sold loans, serviced for others	$ 112,669	$ 110,297	$ 107,100	$ 106,360	$ 107,028

Non-performing assets:
Loans 90 days or more past due	$ 224	$ 241	$ 194	$ 98	$ 121
Repossessed assets	21	33	8	-	29
Other real estate owned	-	-	-	-	-
Total non-performing assets	$ 245	$ 274	$ 202	$ 98	$ 150

Loans greater than 30 days delinquent	$ 1,684	$ 1,776	$ 1,516	$ 1,268	$ 1,251
Loans greater than 30 days delinquent as a percentage of loans	0.26%	0.28%	0.24%	0.21%	0.21%
Non-performing loans as a percentage of loans	0.04%	0.04%	0.03%	0.02%	0.02%
Non-performing assets as a percentage of assets	0.03%	0.03%	0.02%	0.01%	0.02%
Allowance for loan loss as a percentage of non- performing loans	3,694.64%	3,436.93%	4,337.11%	8,581.63%	7,014.05%
Allowance for loan loss as a percentage of non- performing assets	3,377.96%	3,022.99%	4,165.35%	8,581.63%	5,658.00%
Allowance for loan loss as a percentage of total loans	1.30%	1.30%	1.34%	1.38%	1.42%

Core deposits (all deposits, excluding CDs)	$ 242,442	$ 220,352	$ 224,267	$ 205,593	$ 203,278
Non-core deposits (CDs)	224,293	237,073	234,227	243,838	245,981
Total deposits	$ 466,735	$ 457,425	$ 458,494	$ 449,431	$ 449,259

Loans/Deposits	136.80%	139.78%	137.12%	135.37%	132.60%
Equity/Assets	9.79%	9.73%	9.63%	9.28%	9.48%

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
 (Dollars in Thousands)

	Three Months Ended March 31,		Three Months Ended December 31,	Year Ended December 31,
	2007	2006	2006	2006

Loan growth (decline)	(0.14%)	2.20%	1.70%	9.69%
Deposit growth (decline)	2.04%	2.56%	(0.23%)	4.43%
Equity growth (decline)	1.10%	(0.27%)	1.25%	3.68%
Asset growth	0.43%	2.31%	0.18%	3.66%

Loans originated	$ 40,365	$ 46,039	$ 52,415	$ 227,284
Loans sold	$ 6,819	$ 4,417	$ 7,576	$ 19,563
Loans charged-off, net	$ 157	$ 260	$ 282	$ 914

Increase in non-interest income	10.99%	2.54%	27.53%	21.21%
Increase (decrease) in non-interest expense	(2.36%)	5.94%	4.13%	6.70%
Net charge-offs to average loans	0.10%	0.18%	0.18%	0.15%
Efficiency ratio	82.39%	86.47%	82.43%	84.78%
Return on assets	0.39%	0.29%	0.39%	0.33%
Return on equity	4.02%	3.03%	4.01%	3.45%

Yield on loans	7.24%	6.79%	7.19%	7.03%
Yield on investments	5.32%	4.61%	5.30%	4.98%
Yield on FHLB stock	0.40%	0.00%	0.40%	0.10%
Yield on interest-earning assets	6.69%	6.07%	6.63%	6.38%

Cost of deposits	3.89%	2.94%	3.80%	3.43%
Cost of borrowed funds	4.44%	3.84%	4.46%	4.22%
Cost of interest-bearing liabilities	4.13%	3.36%	4.10%	3.80%
Net interest spread	2.56%	2.71%	2.53%	2.58%

Net interest margin	2.96%	3.03%	2.92%	2.94%

Net interest margin-quarter ended 03/31/2007	2.96%
Net interest margin-quarter ended 12/31/2006	2.92%
Net interest margin-quarter ended 09/30/2006	2.96%
Net interest margin-quarter ended 06/30/2006	2.87%
Net interest margin-quarter ended 03/31/2006	3.03%

As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2007	2006	2006	2006	2006
Shares outstanding at end of period	6,128,485(1)	6,129,511(2)	6,142,537(3)	6,136,763(4)	6,121,789(5)
Book value per share	$ 14.49	$ 14.33	$ 14.12	$ 13.89	$ 13.80
Tangible book value per share	$ 13.96	$ 13.79	$ 13.57	$ 13.34	$ 13.23

(1)	Shares outstanding represent 6,569,670 shares issued (including 140,592 unvested restricted shares granted under the MRP), less 441,185 unallocated shares under the ESOP.
(2)	Shares outstanding represent 6,587,670 shares issued (including 157,597 unvested restricted shares granted under the MRP), less 458,159 unallocated shares under the ESOP.
(3)	Shares outstanding represent 6,617,670 shares issued (including 173,488 unvested restricted shares granted under the MRP), less 475,133 unallocated shares under the ESOP.
(4)	Shares outstanding represent 6,628,870 shares issued (including 190,570 unvested restricted shares granted under the MRP), less 492,107 unallocated shares under the ESOP.
(5)	Shares outstanding represent 6,630,870 shares issued (including 207,852 unvested restricted shares granted under the MRP), less 509,081 unallocated shares under the ESOP.

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